EXECUTION COPY

                        AMENDMENT AND EXCHANGE AGREEMENT

     AMENDMENT AND EXCHANGE AGREEMENT (the "AGREEMENT"), dated as of November 30, 2004, by and between Valence Technology, Inc., a Delaware corporation, with headquarters located at 6504 Bridge Point Parkway, Suite 415, Austin, Texas 78730 (the "COMPANY"), and Riverview Group, LLC (the "INVESTOR").

     WHEREAS:

     A. The Company and the Investor are parties to that certain Securities Purchase Agreement, dated as of June 2, 2003 (the "SECURITIES PURCHASE AGREEMENT"), pursuant to which, among other things, the Investor purchased from the Company (i) 1,000 shares of the Company's Series C Convertible Preferred Stock (the "SERIES C SHARES"), which are convertible into shares of the Company's common stock, par value $0.001 per share (the "COMMON STOCK") (as converted, the "SERIES C CONVERSION SHARES"), in accordance with the terms of the Company's Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock (the "SERIES C CERTIFICATE OF DESIGNATIONS"), and
(ii) warrants (the "WARRANTS") to acquire up to 352,900 additional shares of Common Stock (as exercised collectively, the "WARRANT SHARES") for each Series C Share purchased by the Investor on the Closing Date (as defined in the Securities Purchase Agreement). Prior to the date hereof, the Investor has converted 139 Series C Shares into shares of Common Stock.

     B. Contemporaneously with the execution and delivery of the Securities Purchase Agreement, the Company and the Investors entered into a Registration Rights Agreement, dated as of June 2, 2003 (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "1933 ACT"), and the rules and regulations promulgated thereunder, and applicable state securities laws.

     C. A registration statement on Form S-3 (Registration No. 333-107135) filed by the Company covering the resale of all of the Series C Conversion Shares and the Warrant Shares has been declared effective by the SEC (the "EFFECTIVE REGISTRATION STATEMENT").

     D. Contemporaneously with the execution and delivery of this Agreement, the Company and the Investor entered into that certain Securities Purchase Agreement, dated as of the date hereof (the "COMMON STOCK PURCHASE AGREEMENT"), pursuant to which, among other things, the Investor purchased from the Company 2,475,248 shares of Common Stock.

     E. The Company and the Investor desire to enter into this Agreement, pursuant to which, among other things, (i) the Investor shall exchange 431 of the Investor's Series C Shares (the "INVESTOR SERIES C-1 SHARE EXCHANGE AMOUNT") for an identical amount of shares of Series C-1 Convertible Preferred Stock (the "SERIES C-1 SHARES") which shall be convertible into Common Stock (as converted, the "SERIES C-1 CONVERSION SHARES"), in accordance with the terms of the Company's Certificate of Designations, Preferences and Rights of Series C-1 Convertible Preferred Stock (the "SERIES C-1 CERTIFICATE OF DESIGNATIONS") in the form attached hereto as EXHIBIT A, and (ii) the Investor shall exchange 430 of the Investor's Series C Shares

(the "INVESTOR SERIES C-2 SHARE EXCHANGE AMOUNT") for an identical amount of shares of Series C-2 Convertible Preferred Stock (the "SERIES C-2 SHARES") which shall be convertible into Common Stock (as converted, the "SERIES C-2 CONVERSION SHARES"), in accordance with the terms of the Company's Certificate of Designations, Preferences and Rights of Series C-2 Convertible Preferred Stock (the "SERIES C-2 CERTIFICATE OF DESIGNATIONS") in the form attached hereto as EXHIBIT B. For purposes hereof, (i) the Investor's Series C-1 Share Exchange Amount and the Investor's Series C-2 Share Exchange Amount are sometimes collectively referred to herein as the, "INVESTOR'S SHARE EXCHANGE AMOUNT," (ii) the Series C-1 Shares and the Series C-2 Shares are sometimes collectively referred to herein as the, "EXCHANGE SHARES" and the (iii) the Series C-1 Conversion Shares and the Series C-2 Conversion Shares are sometimes collectively referred to herein as the, "EXCHANGE CONVERSION Shares."

     F. The parties hereto desire that the Exchange Conversion Shares either be covered by an amendment or supplement to the existing Effective Registration Statement or by registration rights terms substantially identical to those set forth in the Registration Rights Agreement.

     G. The parties hereto desire (i) to amend certain provisions of the Securities Purchase Agreement, (ii) to amend certain provisions of the Registration Rights Agreement, (iii) that the Company shall issue Series C-1 Shares in accordance with the Series C-1 Certificate of Designations and this Agreement and (iv) that the Company shall issue Series C-2 Shares in accordance with the Series C-2 Certificate of Designations and this Agreement.

     H. The exchange of the Series C Shares for the Exchange Shares is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the 1933 Act.

     I. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Securities Purchase Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company and the Investor hereby agree as follows:

     1.   EXCHANGE OF SERIES C SHARES.

          (a) EXCHANGE OF SERIES C SHARES. Subject to satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, (i) the Investor shall surrender to the Company at the closing contemplated by this Agreement (the "CLOSING") the certificates representing Series C Shares totaling the Investor's Series C-1 Share Exchange Amount and the Company shall issue and deliver to the Investor a certificate for the Investor's Series C-1 Shares, in an amount of one Series C-1 Share for each Series C Share being so exchanged, and (ii) the Investor shall surrender to the Company at the Closing the certificates representing Series C Shares totaling the Investor's Series C-2 Share Exchange Amount and the Company shall issue and deliver to the Investor a certificate for the Investor's Series C-2 Shares, in an amount of one Series C-2 Share for each Series C Share being so exchanged.

          (b) CLOSING DATE. The date and time of the Closing (the "CLOSING DATE") shall be 10:00 a.m., New York Time, on the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 below (or



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               such later date as is mutually agreed to by the Company and the
               Investor). The Closing shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

          (c) CLOSING MECHANICS. On the Closing Date, (i) the Company shall issue and deliver to the Investor certificates representing the Series C-1 Shares and the Series C-2 Shares (in such denominations as the Investor shall request) and (ii) the Investor shall deliver to the Company the Investor's Series C Shares for cancellation.

     2.   AMENDMENTS TO TRANSACTION DOCUMENTS.

          (a) SECURITIES PURCHASE AGREEMENT. The Securities Purchase Agreement is hereby amended as follows:

               (i) All references to "Preferred Shares" shall mean, and are hereby replaced with, the Exchange Shares;

               (ii) All references to "Conversion Shares" shall mean, and are hereby replaced with, the "Exchange Conversion Shares"; and

               (iii) The defined term "Transaction Documents" is hereby amended to include this Agreement.

          (b) REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement is hereby amended as follows:

               (i) The term "Registrable Securities" is hereby replaced by the following:

                    (1) "REGISTRABLE SECURITIES" means (i) the Series C-1 Conversion Shares (as defined in the Amendment and Exchange Agreement, dated as of November 30, 2004, between the Company and certain of the Investors (the "AMENDMENT AND EXCHANGE Agreement")) issued or issuable upon conversion of the Series C-1 Shares (as defined in the Amendment and Exchange Agreement), (ii) the Series C-2 Conversion Shares (as defined in the Amendment and Exchange Agreement) issued or issuable upon conversion of the Series C-2 Shares (as defined in the Amendment and Exchange Agreement), (iii) the Warrant Shares issued or issuable upon exercise of the Warrants, (iv) the Dividend Shares issued or issuable in connection with the Series C-1 Shares or the Series C-2 Shares, and (v) any shares of capital stock issued or issuable with respect to the Exchange Conversion Shares, the Series C-1 Shares, the Series C-2 Shares, the Dividend Shares, the Warrant Shares or the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of the Series C-1 Shares or Series C-2 Shares or exercises of Warrants.

               (ii) The term "Conversion Shares" is hereby amended to mean the
                    Exchange Conversion Shares (as defined in the Amendment and Exchange Agreement).



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


               (iii) The term "Preferred Shares" is hereby amended to mean the
                    Series C-1 Shares and the Series C-2 Shares (as defined in the Amendment and Exchange Agreement).

               (iv) The term "Effectiveness Deadline" is hereby amended to mean, in the event that the Effective Registration Statement does not cover the resale of all of the Exchange Conversion Shares and related Dividend Shares, then as to the New Registration Statement (as defined in Section 4(b) of the Amendment and Exchange Agreement), 90 days after the date of this Agreement and if the Registration Statement is subject to full review by the SEC, 135 days after the date hereof.

               (v) The term "Registration Statement" is hereby amended to include the New Registration Statement.

     3.   REPRESENTATIONS AND WARRANTIES

          (a) INVESTOR BRING DOWN. The Investor hereby represents and warrants to the Company as set forth in Sections Section 2(a)-(g) and Sections 2(h) and 2(k) as to this Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement.

          (b) COMPANY BRING DOWN. The Company represents and warrants to the Investor as set forth in Section 3 of the Common Stock Purchase Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement.

          (c) EFFECTIVE REGISTRATION STATEMENT. The Company represents and warrants to the Investor that (i) the Effective Registration Statement was declared effective by the SEC, (ii) no stop order suspending the effectiveness of the Effective Registration Statement has been issued and, to the Company's knowledge, no proceeding for that purpose has been initiated or threatened by the SEC, and (iii) the Effective Registration Statement covers the resale of 2,025,489 of the Exchange Conversion Shares and all of the Warrant Shares.

     4.   CERTAIN COVENANTS

          (a) DISCLOSURE OF TRANSACTIONS AND OTHER MATERIAL INFORMATION. By 9:00 a.m. New York local time on the date hereof, the Company shall issue a press release reasonably acceptable to the Investor disclosing all material terms of the transactions contemplated hereby. As promptly as practicable but in any event not later than 5:30 p.m., New York local time, on the date hereof, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement, the Series C-1 Certificate of Designations and the Series C-2 Certificate of Designations, in the form required by the 1934 Act (the "8-K FILING"). Notwithstanding the foregoing, the preceding sentence is not intended to impose any greater disclosure obligation on the Company than is imposed by the 1934 Act and the rules promulgated thereunder. The Company shall provide the Investor with a draft copy of the 8-K Filing as early as practicable prior to the filing. Thereafter, for a period of


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


               two years the Company shall provide the Investor promptly after filing with copies of all filings made by the Company with the SEC pursuant to Section 13 or 15 of the 1934 Act which are not filed pursuant to EDGAR. The Company and the Investor shall consult with each other in issuing any press releases or otherwise in making public statements or filings with the SEC or any regulatory agency or Principal Market with respect to the transactions contemplated hereby. Except as set forth above, neither the Investor nor the Company shall issue any press release or otherwise make any public statement, filing or other communication about the transactions contemplated hereby without the prior consent of the other, except if such disclosure is required by law or the rules and regulations of any Principal Market, in which case the disclosing party shall promptly provide the other parties with prior notice of such public statement, filing or other communication. The Company shall not, and shall use its reasonable best efforts to cause each of its officers, directors, employees and agents not to, provide the Investor with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing without the express written consent of the Investor.

          (b) REGISTRATION RIGHTS. The Company will use its best efforts to promptly amend the Effective Registration Statement or file a prospectus supplement to the Effective Registration Statement such the Effective Registration Statement shall include and cover the resale of the Exchange Conversion Shares and related Dividend Shares. In connection with the foregoing, the parties agree that the defined term "Conversion Shares" set forth in the Registration Rights Agreement shall be deemed amended to include the Exchange Conversion Shares and the defined term "Preferred Shares" shall be deemed amended to include the Series C-1 Shares and the Series C-2 Shares. In the event that the Company is unable to accomplish the foregoing as to all the Exchange Conversion Shares within five (5) Business Days after the Closing Date, then the Company shall file a new registration statement (the "New Registration Statement") as to any Exchange Conversion Shares not subject to the Effective Registration Statement, with the Exchange Conversion Shares being treated as "Registrable Securities" in accordance with, and being governed by, identical terms to the Registration Rights Agreement, dated as of June 3, 2003, which provisions and terms should be applicable hereto MUTATES MUTANDIS, by and among the Company and the buyers named therein, as if the Company and the Investors had executed such Registration Rights Agreement, and as if the Investors were party thereto, as of the Closing Date.

          (c) EXPENSES. The Company shall promptly reimburse the Investor for reasonable legal fees and expenses, to the extent incurred, in connection with the transaction contemplated hereby.

          (d) CANCELLATION OF SERIES C PREFERRED. The Company covenants and agrees that, from and after the date hereof, it will not issue any shares of Series C Convertible Preferred Stock and will file a Certificate of Elimination with respect to the Series C Certificate of Designation as promptly as practicable hereafter.

     5.   CONDITIONS TO COMPANY'S OBLIGATIONS HEREUNDER.

     The obligations of the Company hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company's sole



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


benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:

          (a) The Investor shall have executed this Agreement and delivered the same to the Company.

          (b) The Series C-1 Certificate of Designations and the Series C-2 Certificate of Designations shall have been filed with the Secretary of State of the State of Delaware.

          (c) The Investor shall have delivered to the Company the stock certificate for the Investor's Series C Shares for cancellation.

          (d) The representations and warranties of the Investor shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Investor shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investor at or prior to the Closing Date.

     6.   CONDITIONS TO INVESTOR'S OBLIGATIONS HEREUNDER.

     The obligations of the Investor hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Investor's sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

          (a) The Company shall have executed each of this Agreement and delivered the same to such Investor.

          (b) Each of the Series C-1 Certificate of Designations and the Series C-2 Certificate of Designations shall have been filed with the Secretary of State of the State of Delaware, and a copy thereof certified by the Secretary of State of the State of Delaware shall have been made available to such Investor.

          (c) The Common Stock (x) shall be designated for quotation or listed on the Principal Market and (y) shall not have been suspended by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market; and the Exchange Conversion Shares issuable upon conversion of the Exchange Shares (without regard to any limitations on conversions) and the Warrants Shares issuable upon exercise of the Warrants (without regard to any limitations on exercises) shall be listed (subject to official notice of issuance) upon the Principal Market.

          (d) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Company



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


               shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Investor shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer.

          (e) Such Buyer shall have received the opinion of opinion of Akin Gump Strauss Hauer & Feld LLP, the Company's counsel, dated as of the Closing Date, in the form of EXHIBIT C, attached hereto.

          (f) The Company shall have executed and delivered to the Investor the certificates (in such denominations as such Investor shall request) for the Series C-1 Shares and the Series C-2 Shares being issued to the Investor at the Closing.

          (g) The Board of Directors of the Company shall have adopted resolutions consistent with the transactions contemplated hereby and in a form reasonably acceptable to the Investor (the "RESOLUTIONS").

          (h) The Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Exchange Shares, at least 2,152,500 shares of Common Stock.

          (i) The Company shall have delivered to the Investor a letter from the Company that is acknowledged and agreed to by the Company's transfer agent acknowledging that the Irrevocable Transfer Agent Instructions dated June 2, 2003 shall also apply to the Exchange Conversion Shares.

          (j) The Company shall have delivered to the Investor a certificate evidencing the incorporation and good standing of the Company and each U.S. Subsidiary in such entity's state of incorporation or organization issued by the Secretary of State of such state of incorporation or organization as of a date within ten days of the Closing Date.

          (k) The Company shall have delivered to the Investor a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Delaware as of a date within ten days of the Closing Date.

          (l) The Company shall have delivered to the Investor a secretary's certificate, dated as of the Closing Date, certifying as to (A) the Resolutions, (B) the Certificate of Incorporation and (C) the By-laws, each as in effect at the Closing.

          (m) The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws.

          (n) The Company shall have delivered to the Investor a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.


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



          (o) The Company shall have delivered to the Investor such other documents relating to the transactions contemplated hereby as the Investor or their counsel may reasonably request.

     7.   MISCELLANEOUS.

          (a) GOVERNING LAW; JURISDICTION; JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

          (b) COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

          (c) HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          (d) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

          (e) ENTIRE AGREEMENT; EFFECT ON PRIOR AGREEMENTS; AMENDMENTS. Except for the Transaction Documents (to the extent any such Transaction Document is not amended by this Agreement), this Agreement supersedes all other prior oral or written agreements among the Investor, the Company, their affiliates and Persons acting on their behalf


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


               with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the Investor. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Exchange Shares then outstanding. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents, the Series C-1 Certificate of Designations or the Series C-2 Certificate of Designations unless the same consideration also is offered to all of the parties to the Transaction Documents, holders of Series C-1 Shares, or holders of Series C-2 Shares, as the case may be. The Company has not, directly or indirectly, made any agreements with any of the Investors relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

          (f) NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

               If to the Company:

                       Valence Technology, Inc.
                       Bridge Point Parkway, Suite 415
                       Austin, Texas 78730
                       Telephone: (512) 527-2900
                       Facsimile: (512) 527-2910
                       Attention:  Stephan B. Godevais, President and CEO

                       with a copy to:

                       Akin Gump Strauss Hauer & Feld LLP
                       2029 Century Park East, 24th Floor
                       Los Angeles, California 90067
                       Telephone: (310) 229-1000
                       Facsimile: (310) 229-1001
                       Attention: C.N. Franklin Reddick, III


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

                       If to the Investor:

                             Riverview Group, LLC
                             666 Fifth Avenue, 8th floor
                             New York, New York  10103
                             Attention:  Manager
                             Facsimile: (212) 841-4141
                             Telephone: (212) 841-4100
                             Residence:  New York


                      with a copy to:

                             Schulte Roth & Zabel LLP
                             919 Third Avenue
                             New York, New York  10022
                             Telephone:  (212) 756-2000
                             Facsimile:  (212) 593-5955
                             Attention:  Eleazer Klein, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

          (g) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Exchange Shares. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of holders of at least 80% of the Exchange Shares then outstanding, including by merger or consolidation, except pursuant to a Change of Control (as defined in Section 4(b) of the Series C-1 Certificate of Designations and the Series C-2 Certificate of Designations) with respect to which the Company is in compliance with Section 4 of the Series C-1 Certificate of Designations and the Series C-2 Certificate of Designations. The Investor may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Investor hereunder with respect to such assigned rights.

          (h) NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.


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



          (i) SURVIVAL. The representations and warranties of the Company and the Investor contained herein, and the agreements and covenants set forth herein, shall survive the Closing.

          (j) FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          (k) NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

          (l) REMEDIES. The Investor and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investor. The Company therefore agrees that the Investor shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.



                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Investor and the Company have caused this Amendment and Exchange Agreement to be duly executed as of the date first written above.

COMPANY:                                      INVESTOR:

VALENCE TECHNOLOGY, INC.                      RIVERVIEW GROUP, LLC



By: /s/  Kevin Mischnick                      By:  /s/ Terry Feeney
   ---------------------------------             -------------------------------
    Name:  Kevin Mischnick                       Name:  Terry Feeney
    Title: Vice President of Finance             Title: Chief Operating Officer

                                    EXHIBITS


Exhibit A             Series C-1 Certificate of Designations

Exhibit B             Series C-2 Certificate of Designations

Exhibit C             Opinion of Akin Gump Strauss Hauer & Feld LLP